UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 2, 2026, Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), filed a prospectus supplement (the “Resale Prospectus Supplement”) to the prospectus contained in its effective Registration Statement on Form S-3ASR (File No. 333-296399) covering the resale of up to 3,689,413 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), which may be used by the selling stockholder identified therein to resell shares of Common Stock received by the selling stockholder in connection with the transactions (the “Parallax Acquisition”) contemplated by that certain asset purchase and sale agreement, dated May 22, 2026 (the “PSA”), among Parallax Energy Operating Inc., a corporation existing under the laws of the Province of Alberta (“Seller”), NOG Energy Canada, Ltd., a corporation existing under the laws of the Province of Alberta and a wholly owned subsidiary of the Company, and, for certain limited purposes, the Company. Pursuant to the terms of the PSA, at the closing of the Parallax Acquisition, the Company and Seller entered into a registration rights agreement, pursuant to which, among other things and subject to certain restrictions, the Company agreed to file with the Securities and Exchange Commission a prospectus supplement registering for resale the shares of Common Stock issued to Seller (or its permitted transferees) upon consummation of the Parallax Acquisition.

The Company is filing this Current Report on Form 8-K to provide the legal opinion as to the validity of the shares of Common Stock covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion Letter of Kirkland & Ellis LLP regarding the validity of the shares of Common Stock covered by the Resale Prospectus Supplement.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN OIL AND GAS, INC.

By:	/s/ Erik J. Romslo
Erik J. Romslo
Chief Legal Officer and Secretary

Dated: June 2, 2026